U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) __July 18, 2006, ______

                              Asian Financial, Inc.
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           (Name of small business issuer as specified in its charter)

            Wyoming                000-27129           91-1922225
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(State or other jurisdiction      (Commission       (I.R.S. Employer
       of incorporation)          File Number)     Identification No.)

              51625 Desert Club Dr. Suite 207, La Quinta, CA 92253
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (760) 219-2776


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).



Item 8.01 Other Events

On       the Company merged into Asian Financial a Wyoming company in a merger
solely for the purpose of redomicile.   No other changes were made to the
Company.


Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

Exhibit
Number     Descriptions








                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 18, 2006      By: /s/ Dempsey K. Mork
                                 Dempsey K. Mork, President